EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202
Class 4 SEC Identifier C000092055

Items 74A-75B

74A-$596
74C-$51,788
74F-$159,120,495
74I-$1,005,120
74J-$0
74L-$1,104,663
74N-$161,282,662
74O-$9,143
74P-$149,855
74R4-$1,306,327
74T-$159,817,337
75B-$139,669,800


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $512,169
2. Dividends for a second class of open-end company shares                                                         $1,470,287
3. Dividends for a third class of open-end company shares                                                          $227,304
4. Dividends for a fourth class of open-end company shares                                                         $665,590

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $2.948
        2. Dividends from a second class of open-end company shares                                                 $3.132
        3. Dividends from a third class of open-end company shares                                                  $3.108
        4. Dividends from a fourth class of open-end company shares                                                 $2.587

Item 74

U)      1. Number of shares outstanding                                                                             162,934
        2. Number of shares outstanding for a second class of shares of open-end company shares                     483,426
        3. Number of shares outstanding for a third class of shares of open-end company shares                      88,938
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     246,338

V)      1. Net asset value per share (to the nearest cent)                                                          170.36
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                170.36
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 169.07
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                140.72


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204
Class 6 SEC Identifier C000096110

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $27,116
2. Dividends for a second class of open-end company shares                                                          $98,912
3. Dividends for a third class of open-end company shares                                                           $88,223
4. Dividends for a fourth class of open-end company shares                                                          $34,500
5. Dividends for a fifth class of open-end company shares                                                           $30,756
6. Dividends for a sixth class of open-end company shares                                                           $129,861

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.605
        2. Dividends from a second class of open-end company shares                                                 $.710
        3. Dividends from a third class of open-end company shares                                                  $.720
        4. Dividends for a fourth class of open-end company shares                                                  $.940
        5. Dividends for a fifth class of open-end company shares                                                   $.604
	6. Dividends for a sixth class of open-end company shares                                                   $1.808


Item 74

U)      1. Number of shares outstanding                                                                             43,803
        2. Number of shares outstanding for a second class of shares of open-end company shares                     141,254
        3. Number of shares outstanding for a third class of shares of open-end company shares                      124,506
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     37,537
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      50,818
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      73,279

V)      1. Net asset value per share (to the nearest cent)                                                          62.76
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                62.75
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 62.75
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                82.71
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 53.92
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 154.84


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-75B

74A- $0
74C- $75,595
74E- $0
74F- $305,852,959
74I- $2,296,733
74J- $4,325
74L- $1,807,921
74N- $310,037,533
74O- $1,458,030
74P- $177,807
74R4-$1,069,575
74T- $307,332,121
75B- $258,511,762

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $1,729,931
2. Dividends for a second class of open-end company shares                                                         $1,453,044
3. Dividends for a third class of open-end company shares                                                          $1,027,734
4. Dividends for a fourth class of open-end company shares                                                         $639,967
5. Dividends for a fifth class of open-end company shares							   $196,060

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.765
        2. Dividends from a second class of open-end company shares                                                 $0.814
        3. Dividends from a third class of open-end company shares                                                  $0.816
        4. Dividends for a fourth class of open-end company shares                                                  $1.673
	5. Dividends for a fifth class of open-end company shares						    $0.786

Item 74

U)      1. Number of shares outstanding    									  2,249,871
        2. Number of shares outstanding for a second class of shares of open-end company shares                   1,853,634
        3. Number of shares outstanding for a third class of shares of open-end company shares                    1,407,853
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   408,345
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  241,447

V)      1. Net asset value per share (to the nearest cent)                                                  	  46.67
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  46.69
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  46.69
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  95.91
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  45.06

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $37,450
2. Dividends for a second class of open-end company shares                                                      $107,291
3. Dividends for a third class of open-end company shares                                                       $137,123
4. Dividends for a fourth class of open-end company shares                                                      $260,653
5. Dividends for a fifth class of open-end company shares					                $62,855

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.618
        2. Dividends from a second class of open-end company shares                                             $0.658
        3. Dividends from a third class of open-end company shares                                              $0.662
        4. Dividends for a fourth class of open-end company shares                                              $1.688
	5. Dividends for a fifth class of open-end company shares					        $0.685

Item 74

U)      1. Number of shares outstanding   									58,111
        2. Number of shares outstanding for a second class of shares of open-end company shares                 169,706
        3. Number of shares outstanding for a third class of shares of open-end company shares                  215,964
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 163,230
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			94,330

V)      1. Net asset value per share (to the nearest cent)                                                  	29.78
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	29.78
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	29.78
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	76.34
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		30.99

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $40,362
2. Dividends for a second class of open-end company shares                                                       $91,897
3. Dividends for a third class of open-end company shares                                                        $93,443
4. Dividends for a fourth class of open-end company shares                                                       $149,475
5. Dividends for a fifth class of open-end company shares							 $57,566

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.507
        2. Dividends from a second class of open-end company shares                                              $0.571
        3. Dividends from a third class of open-end company shares                                               $0.575
        4. Dividends for a fourth class of open-end company shares                                               $1.110
	5. Dividends for a fifth class of open-end company shares						 $0.529
Item 74

U)      1. Number of shares outstanding										 75,837
        2. Number of shares outstanding for a second class of shares of open-end company shares                  165,109
        3. Number of shares outstanding for a third class of shares of open-end company shares                   167,444
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  142,649
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 105,402

V)      1. Net asset value per share (to the nearest cent)                                                  	47.87
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	47.87
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	47.87
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	92.99
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		44.32

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000035208
Class 6 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $59,108
2. Dividends for a second class of open-end company shares                                                        $130,303
3. Dividends for a third class of open-end company shares                                                         $118,018
4. Dividends for a fourth class of open-end company shares                                                        $108,060
5. Dividends for a fifth class of open-end company shares							  $95,062
6. Dividends for a sixth class of open-end company shares                                                         $56,696

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.617
        2. Dividends from a second class of open-end company shares                                               $.689
        3. Dividends from a third class of open-end company shares                                                $.693
        4. Dividends for a fourth class of open-end company shares                                                $1.439
        5. Dividends for a fifth class of open-end company shares                                                 $.621
	6. Dividends for a sixth class of open-end company shares						  $2.028

Item 74

U)      1. Number of shares outstanding                                                                           95,678
        2. Number of shares outstanding for a second class of shares of open-end company shares                   192,079
        3. Number of shares outstanding for a third class of shares of open-end company shares                    174,245
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   74,691
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    154,781
	6. Number of shares outstanding for a sixth class of shares of open-end company shares 			  28,408

V)      1. Net asset value per share (to the nearest cent)                                                        52.69
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              52.72
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               52.71
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              110.02
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               47.49
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent) 		  152.16


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 SEC Identifier C000035207
Class 6 SEC Identifier C000096111


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $49,295
2. Dividends for a second class of open-end company shares                                                          $118,331
3. Dividends for a third class of open-end company shares                                                           $108,634
4. Dividends for a fourth class of open-end company shares                                                          $80,063
5. Dividends for a fifth class of open-end company shares                                                           $83,346
6. Dividends for a sixth class of open-end company shares                                                           $100,095


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.309
        2. Dividends from a second class of open-end company shares                                                 $1.599
        3. Dividends from a third class of open-end company shares                                                  $.355
        4. Dividends for a fourth class of open-end company shares                                                  $1.293
	5. Dividends for a fifth class of open-end company shares                                                   $.504
	6. Dividends for a sixth class of open-end company shares                                                   $1.779

Item 74

U)      1. Number of shares outstanding                                                                           159,817
        2. Number of shares outstanding for a second class of shares of open-end company shares                   75,267
        3. Number of shares outstanding for a third class of shares of open-end company shares                    311,404
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   61,179
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    165,500
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                    57,072

V)      1. Net asset value per share (to the nearest cent)                                                        30.02
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)             136.19
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               30.08
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)             109.96
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               42.98
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)              148.37

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEC Identifier C000105305
Class 3 SEc Identifier C000007803
Class 4 SEc Identifier C000007804


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $40,303
2. Dividends for a second class of open-end company shares                                                        $79,929
3. Dividends for a third class of open-end company shares                                                         $31,614
4. Dividends for a fourth class of open-end company shares					                  $72,359

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.400
        2. Dividends from a second class of open-end company shares                                               $.782
        3. Dividends from a third class of open-end company shares                                                $.439
	4. Dividends from a fourth class of open-end company shares						  $1.818

Item 74

U)      1. Number of shares outstanding                                                                           101,818
        2. Number of shares outstanding for a second class of shares of open-end company shares                   104,517
        3. Number of shares outstanding for a third class of shares of open-end company shares                    72,706
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  40,159

V)      1. Net asset value per share (to the nearest cent)                                                        23.33
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              41.82
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               23.37
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  97.32


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEC Identifier C000105304
Class 3 SEc Identifier C000007800
Class 4 SEC Identifier C000007801


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $13,753
2. Dividends for a second class of open-end company shares                                                        $31,388
3. Dividends for a third class of open-end company shares                                                         $24,532
4. Dividends for a fourth class of ope-end company shares							  $23,474

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.164
        2. Dividends from a second class of open-end company shares                                               $.280
        3. Dividends from a third class of open-end company shares                                                $.225
	4. Dividends from a fourth class of open-end company shares					          $.790

Item 74

U)      1. Number of shares outstanding                                                                           83,168
        2. Number of shares outstanding for a second class of shares of open-end company shares                   113,565
        3. Number of shares outstanding for a third class of shares of open-end company shares                    111,084
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  29,758

V)      1. Net asset value per share (to the nearest cent)                                                        34.37
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              42.98
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               34.42
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  122.23

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $6,224
2. Dividends for a second class of open-end company shares                                                        $23,807
3. Dividends for a third class of open-end company shares                                                         $16,340
4. Dividends for a fourth class of open-end company shares                                                        $81,511
5. Dividends for a fifth class of open-end company shares                                                         $15,483
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.557
        2. Dividends from a second class of open-end company shares                                               $0.751
        3. Dividends from a third class of open-end company shares                                                $3.106
        4. Dividends from a fourth class of open-end company shares                                               $1.488
        5. Dividends from a fifth class of open-end company shares                                                $0.657

Item 74

U)      1. Number of shares outstanding                                                                             11,409
        2. Number of shares outstanding for a second class of shares of open-end company shares                     33,591
        3. Number of shares outstanding for a third class of shares of open-end company shares                      4,256
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     55,530
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      24,788

V)      1. Net asset value per share (to the nearest cent)                                                           34.24
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 42.81
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    176.18
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     84.76
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     37.34


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $2,863
2. Dividends for a second class of open-end company shares                                                        $9,414
3. Dividends for a third class of open-end company shares                                                         $11,564

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.169
        2. Dividends from a second class of open-end company shares                                               $0.238
        3. Dividends from a third class of open-end company shares                                                $0.554


Item 74

U)      1. Number of shares outstanding                                                                             16,775
        2. Number of shares outstanding for a second class of shares of open-end company shares                     40,332
        3. Number of shares outstanding for a third class of shares of open-end company shares                      21,018


V)      1. Net asset value per share (to the nearest cent)                                                           35.46
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 38.83
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     90.20



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $8,828
2. Dividends for a second class of open-end company shares                                                          $26,210
3. Dividends for a third class of open-end company shares                                                           $34,036


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.439
        2. Dividends from a second class of open-end company shares                                                 $.634
        3. Dividends from a third class of open-end company shares                                                  $1.223

Item 74

U)      1. Number of shares outstanding                                                                           20,391
        2. Number of shares outstanding for a second class of shares of open-end company shares                   42,455
        3. Number of shares outstanding for a third class of shares of open-end company shares                    28,300


V)      1. Net asset value per share (to the nearest cent)                                                        31.38
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              41.30
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               79.73



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